EXHIBIT 10.9
                   ENVIRODYNE INDUSTRIES, INC.
                         CORPORATE OFFICE
                    MANAGEMENT INCENTIVE PLAN
                         Fiscal Year 1997


 I.  Purpose
     -------

     The Envirodyne Industries, Inc. Management Incentive Plan
     (MIP) has been established for Fiscal Year 1997 for those covered employees defined under Section III below.

     The purpose of this Management Incentive Plan is to provide additional compensation to participants for their contribution to the achievement of the objectives of the Company including:

      - Assisting in attracting and retaining highly qualified key employees.

      - Encouraging and stimulating superior performance by such personnel.

II.   Definitions
      -----------

 A.   Base Salary equals the salary earnings for the portion
      -----------
      of the Fiscal Year during which the participant was an active employee in the particular level of management for which the computation is being made. Salary earnings do not include Plan awards, long-term incentive awards, imputed income from such programs as executive life insurance or non-recurring earnings such as moving expenses and is based on salary earnings before reductions for such items as contributions under Section 401-(K) of the Internal Revenue Code of 1986 as amended.

 B.   Company means Envirodyne Industries, Inc., its
      -------
      successors and assigns.

 C.   Fiscal Year means the Company's Fiscal Year beginning
      -----------
      January 1 and ending the last day of December.

 D.   Plan means the Envirodyne Industries, Inc. Management
      ----
      Incentive Plan as from time to time amended.

 E.   Chairman of the Board and Chief Executive Officer means
      -------------------------------------------------
      the Chairman of the Board and Chief Executive Officer of Envirodyne Industries, Inc.

 F.   Financial Targets are the financial goal(s) appropriate
      -----------------
      to the company for the Fiscal Year. These goals are identified in Exhibit B and are specifically identified by participant in Exhibit C.

 G.   Discretionary Goals refer to the personal goals and
      -------------------
      objectives set by each participant and his/her supervisor at the beginning of each Fiscal Year against which performance is measured.

III.  EMPLOYEES COVERED BY THIS PLAN
      ------------------------------

 The Plan is applicable to those management employees and other key personnel in the management levels specified in the attached Exhibit C.

 IV.  FINANCIAL AWARD
      ---------------

 A participant in the Plan shall be entitled to a Financial
 Award computed in accordance with the following formula:

        Base         Financial        Bonus            Financial
        Salary   x   Performance  x   Percent      =   Performance
                     Incentive        Allocated        Award
                     Earned           To Financial
                                      Targets

        Where:

      -  "Base Salary" is as defined in Section II A.

      - "Financial Performance Incentive Earned" is determined by the relationship of actual achievement to targeted goals and can range from target to maximum, with full attain-ment of the financial goals equating to the target for each measure as set forth in the business plan. The target/maximum range for each participant is a function of management level slotting (See Exhibit C). The relationship of actual achievement to the performance range will be determined by using straight-line interpolation for achievement between the target and the maximum of the payout range as applicable (see Exhibit
          B). Actual performance below target will result in no award being paid on that particular financial measure.

      - "Bonus Percent Allocated To Financial Targets" shall range from 0% to 100%.

      If a participant was in more than one management level during a Fiscal Year, a separate computation shall be made for each level applicable to the participant during such Fiscal Year; the sum of the separate computations shall be the participant's Financial Performance Award.

  V.  Personal Performance Award
      --------------------------

      Goals for each participant are to be developed jointly by the participant and his/her supervisor at the beginning of a Fiscal Year. It is anticipated that both quantifiable and non-quantifiable goals will be developed in the process.
      Each goal should be weighted from 0% to 100%, with the sum of the weights equal to 100%.

      A participant in the Plan shall be entitled to a Personal
      Performance Award computed in accordance with the following formula:

        Base         Personal         Bonus            Personal
        Salary   x   Performance  x   Percent      =   Performance
                     Incentive        Allocated        Award
                     Earned           To Personal
                                      Objectives

      Where:

      - "Base Salary" is as defined in Section II A.

      - "Percent of Personal Objectives Achieved" ranges from 0% to 100% and is determined by the agreed upon performance of the individual against pre-established individual goals.

      - "Percent of Bonus Allocated to Personal Objectives" shall range from 0% to 100%.

      It is intended that the participant and his/her supervisor will agree on meaningful individual goals. The following is a partial list of the type of goals or objectives that may be developed:

      -   Achievement of income goals

      -   Development of subordinates

      -   Successful development of new accounts/products

      -   Improvement in product merchandising programs

      -   Attainment of self-development objectives

      -   Control or reduction of operating expenses

        At the end of a Fiscal Year, each participant will review and evaluate his/her accomplishment of personal goals and objectives. The participant and his/her supervisor will then review the preliminary rating. Thereafter, the supervisor will assign a Personal Performance %, from 0% to 100%, reflecting the participant's achievement of his/her goals during such Fiscal Year. The Personal Performance % recommendation of the supervisor shall be reviewed by the President of the Company, who shall recommend an appropriate Personal Performance % to the Chairman of the Board and Chief Executive Officer who shall approve the final Personal Performance % for each participant.

   VI.  Performance Measures, Targets and Payout Ranges
        -----------------------------------------------

        The financial performance measures, targets and payout ranges used for incentive purposes shall be established by the Company based on the annual business plan. Those measures, targets and payout ranges, as appropriate, shall be approved by the Chairman of the Board and Chief Executive Officer. The performance measures, targets and payout ranges are defined in Exhibit B.

  VII.  Participant Bonus Composition
        -----------------------------

        The composition of each participant's bonus shall be determined by the President of the Company or his designee(s). The composition may have a Discretionary portion and a Financial portion. The composition of the bonuses are established in Exhibit C.

  VIII. Computation and Disbursement of Funds
        -------------------------------------

        As soon as possible after the close of the Fiscal Year, the President of the Company will recommend a final personal goal achievement percentage and incentive award payment to the Chairman of the Board and Chief Executive Officer.
        Once approved, payment of the awards shall be made within sixty (60) days after the end of the Fiscal Year.

        If the participant dies before receiving his/her award, the amount due will be paid to the designated beneficiaries on file with the Company and, in the absence of such designation, to the participant's estate. All payment awards shall be reduced by amounts required to be withheld for taxes at the time payments are made.

   IX. Changes to Target
       -----------------

        The President of the Company may recommend to the Chairman of the Board and Chief Executive Officer, at any time prior to the final determination of awards, changes to the performance measures, targets, and payout ranges used for incentive purposes. If, in the judgment of the Chairman of the Board and Chief Executive Officer, such change(s) is/are desirable in the interests of equitable treatment of the participants and the Company as a result of extraordinary or non-recurring events, changes in applicable accounting rules or principles, changes in the Company's methods of accounting, changes in applicable law, changes due to consolidation, acquisitions, or reorganization, the Chairman of the Board and Chief Executive Officer shall authorize and approve such change(s) for immediate incorporation into the Plan. Further, should actual performance on any one or all of the financial measure(s) be less than or greater than target by twenty-five percent (25%) or more, the award actually earned under that measure(s) will be at the sole discretion of the Chairman of the Board and Chief Executive Officer subject to approval by the Compensation Committee of the Board.

    X. Partial Awards
       --------------

        A participant shall be entitled to payment of a partial Financial Award and a partial Personal Objectives Award, computed in accordance with Sections IV and V, and based on Base Salary in a Fiscal Year, if prior to the end of such Fiscal Year, a participant:

        -    Dies,

        - Retires (is eligible to immediately receive retirement benefits under a Company sponsored retirement plan),

        -    Becomes permanently disabled,

        - Transfers to a position with a salary grade not eligible for participation in the Plan,

        -    Enters military service,

        -    Takes an approved leave of absence,

        -    Is appointed or elected to public office,

        -    Is terminated due to position elimination,

        provided that the participant was an active employee for a minimum of 30 consecutive calendar days during such Fiscal Year. Such partial awards shall be paid when payments of non-deferred awards for such Fiscal Year are made.

        Participants hired during the course of a Fiscal Year and who are employed through the end of such Fiscal Year shall be eligible for an award based on their Base Salary during such Fiscal Year, provided that such employees begin active service prior to February 1 of such Fiscal Year.

    XI. Forfeiture of Bonus
        -------------------

        Except as provided in Section X, no participant who ceases to be an employee of the Company prior to the end of a Fiscal Year shall be entitled to any amounts under this Plan for such Fiscal Year unless the Chairman of the Board and Chief Executive Officer, in consultation with the Vice President, Human Resources, decides otherwise.

        Participants who cease to be an employee of the Company between the end of a Fiscal Year and the payment date of awards for such Fiscal Year shall be entitled to awards earned during such Fiscal Year.

   XII. Administration
        --------------

      This Plan shall be administered by the Vice President, Human Resources of Envirodyne Industries, Inc., subject to the control and supervision of the Chairman of the Board and Chief Executive Officer and the Compensation Committee of the Board of Directors of Envirodyne Industries.

      Any changes to the context of the Plan, the performance ranges, Plan adjustments and actual payouts will be reviewed with and approved by the Compensation Committee of the Board of Directors.

      In the event of a claim or dispute brought forth by a participant, the decision of the Chairman of the Board and Chief Executive Officer as to the facts in the case and the meaning and intent of any provision of the Plan, or its application, shall be final and conclusive.

  XIII. No Employment Contract; Future Plans
        ------------------------------------

      Participation in this Plan shall not confer upon any participant any right to continue in the employ of the Company nor interfere in any way with the right of the Company to terminate any participant's employment at any time. The company is under no obligation to continue the Plan in future Fiscal Years.

   XIV. Amendment or Termination
        ------------------------

      The Company may at any time, or from time to time, (a) amend, alter or modify the provisions of this Plan, (b) terminate this Plan, or (c) terminate the participation of an employee or group of employees in this Plan; provided, however, that in the event of the termination of this Plan or a termination of participation, the Company shall provide the partial awards to the affected participant(s) for the portion of the Fiscal Year during which such employee(s) were participants in this Plan, in a manner in which the Company, in its sole judgment, determines to be equitable to such participants and the Company.

    XV. General Provisions
        ------------------

 (a) No right under the Plan shall be assignable, either voluntarily or involuntarily by way of encumbrance, pledge, attachment, level or charge of any nature (except as may be required by state or federal law).

 (b) Nothing in the Plan shall require the Company to segregate or set aside any funds or other property for the purpose of paying any portion of an award. No participant, beneficiary or other person shall have any right, title or interest in any amount awarded under the Plan prior to the close of the Fiscal Year, or in any property of the Company or its subsidiaries.


         _____________________        ____________________________
          Final Approval Date           Chairman of the Board
                                      and Chief Executive Officer


                                      ____________________________
                                              Vice President
                                              Human Resources